                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints, Daniel G. Moriarty, Munawar H. Hidayatallah and William F. Henze II, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of IRI International Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 or any other appropriate form, for the purpose of registering under the Securities Act of 1933, as amended, shares of Common Stock, par value $0.01 per share, of the Company and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                          /s/ HUSHANG ANSARY
                                          --------------------------------------
                                          Hushang Ansary

Dated: November 13, 1997

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints, Daniel G. Moriarty, Munawar H. Hidayatallah and William F. Henze II, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of IRI International Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 or any other appropriate form, for the purpose of registering under the Securities Act of 1933, as amended, shares of Common Stock, par value $0.01 per share, of the Company and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                          /s/ DANIEL G. MORIARTY
                                          --------------------------------------
                                          Daniel G. Moriarty

Dated: November 13, 1997

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints, Daniel G. Moriarty and William F. Henze II, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of IRI International Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 or any other appropriate form, for the purpose of registering under the Securities Act of 1933, as amended, shares of Common Stock, par value $0.01 per share, of the Company and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                          /s/ MUNAWAR H. HIDAYATALLAH

                                          --------------------------------------
                                          Munawar H. Hidayatallah

Dated: November 13, 1997

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints, Daniel G. Moriarty, Munawar H. Hidayatallah and William F. Henze II, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of IRI International Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 or any other appropriate form, for the purpose of registering under the Securities Act of 1933, as amended, shares of Common Stock, par value $0.01 per share, of the Company and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                          /s/ ABDALLAH ANDRAWOS
                                          --------------------------------------
                                          Abdallah Andrawos

Dated: November 13, 1997

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints, Daniel G. Moriarty, Munawar H. Hidayatallah and William F. Henze II, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of IRI International Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 or any other appropriate form, for the purpose of registering under the Securities Act of 1933, as amended, shares of Common Stock, par value $0.01 per share, of the Company and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                          /s/ GARY W. STRATULATE
                                          --------------------------------------
                                          Gary W. Stratulate

Dated: November 13, 1997

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints, Daniel G. Moriarty, Munawar H. Hidayatallah and William F. Henze II, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of IRI International Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 or any other appropriate form, for the purpose of registering under the Securities Act of 1933, as amended, shares of Common Stock, par value $0.01 per share, of the Company and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                          /s/ RICHARD D. HIGGINBOTHAM
                                          --------------------------------------
                                          Richard D. Higginbotham

Dated: November 13, 1997

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints, Daniel G. Moriarty, Munawar H. Hidayatallah and William F. Henze II, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of IRI International Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 or any other appropriate form, for the purpose of registering under the Securities Act of 1933, as amended, shares of Common Stock, par value $0.01 per share, of the Company and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                          /s/ ARTHUR C. TEICHGRAEBER
                                          --------------------------------------
                                          Arthur C. Teichgraeber

Dated: November 13, 1997

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints, Daniel G. Moriarty, Munawar H. Hidayatallah and William F. Henze II, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of IRI International Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 or any other appropriate form, for the purpose of registering under the Securities Act of 1933, as amended, shares of Common Stock, par value $0.01 per share, of the Company and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                          /s/ FRANK C. CARLUCCI
                                          --------------------------------------
                                          Frank C. Carlucci

Dated: November 13, 1997

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints, Daniel G. Moriarty, Munawar H. Hidayatallah and William F. Henze II, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of IRI International Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 or any other appropriate form, for the purpose of registering under the Securities Act of 1933, as amended, shares of Common Stock, par value $0.01 per share, of the Company and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                          /s/ PHILIP DAVID
                                          --------------------------------------
                                          Philip David

Dated: November 13, 1997

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints, Daniel G. Moriarty, Munawar H. Hidayatallah and William F. Henze II, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of IRI International Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 or any other appropriate form, for the purpose of registering under the Securities Act of 1933, as amended, shares of Common Stock, par value $0.01 per share, of the Company and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                          /s/ JOHN D. MACOMBER
                                          --------------------------------------
                                          John D. Macomber

Dated: November 13, 1997

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints, Daniel G. Moriarty, Munawar H. Hidayatallah and William F. Henze II, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of IRI International Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 or any other appropriate form, for the purpose of registering under the Securities Act of 1933, as amended, shares of Common Stock, par value $0.01 per share, of the Company and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                          /s/ STEPHEN SOLARZ
                                          --------------------------------------
                                          Stephen Solarz

Dated: November 13, 1997

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints, Daniel G. Moriarty, Munawar H. Hidayatallah and William F. Henze II, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of IRI International Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 or any other appropriate form, for the purpose of registering under the Securities Act of 1933, as amended, shares of Common Stock, par value $0.01 per share, of the Company and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                          /s/ ALEXANDER B. TROWBRIDGE
                                          --------------------------------------
                                          Alexander B. Trowbridge

Dated: November 13, 1997

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints, Daniel G. Moriarty, Munawar H. Hidayatallah and William F. Henze II, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of IRI International Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 or any other appropriate form, for the purpose of registering under the Securities Act of 1933, as amended, shares of Common Stock, par value $0.01 per share, of the Company and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                          /s/ J. ROBINSON WEST

                                          --------------------------------------
                                          J. Robinson West

Dated: November 13, 1997

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints, Daniel G. Moriarty, Munawar H. Hidayatallah and William F. Henze II, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of IRI International Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 or any other appropriate form, for the purpose of registering under the Securities Act of 1933, as amended, shares of Common Stock, par value $0.01 per share, of the Company and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                          /s/ EDWARD L. PALMER
                                          --------------------------------------
                                          Edward L. Palmer

Dated: November 13, 1997

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints, Daniel G. Moriarty, Munawar H. Hidayatallah and William F. Henze II, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of IRI International Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 or any other appropriate form, for the purpose of registering under the Securities Act of 1933, as amended, shares of Common Stock, par value $0.01 per share, of the Company and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                          /s/ NINA ANSARY

                                          --------------------------------------
                                          Nina Ansary

Dated: November 13, 1997